UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 26, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of November 1, 2003, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2003-BC12)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates Series 2003-BC12 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,055,768,000 aggregate principal amount of Class 1-A, Class 2-A, Class 3-A, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2003-BC12 on November 26, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 26, 2003, as supplemented by the Prospectus Supplement dated November 24, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2003, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Wells Fargo Bank Minnesota, National Association, as Trustee.  The “Certificates” consist of the following classes:  Class 1-A, Class 2-A, Class 3-A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,067,509,788 as of November 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of November 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of November 1,  2003, by and between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc. in the dual capacities of Master Servicer and Servicer.

99.3

Securitization Servicing Agreement dated as of November 1, 2003, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.4

Securitization Servicing Agreement dated as of November 1, 2003, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer and Sub-Servicing Side Letter Agreement dated as of November 1, 2003 between Lehman Brothers Holdings Inc. and Ocwen Federal Bank FSB.

99.5

Subservicing Agreement dated as of November 1, 2003, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6

Servicing Agreement dated as of November 1, 2003, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.7

Mortgage Guaranty Insurance Corporation (“MGIC”) Master Policy (No. 22-400-4-2723), including Terms and Conditions No. 71-7135 and Endorsements No. 71-7139 (8/94), 71-70165 (2/01), and 71-70178 (7/03) and the MGIC Commitment Certificates covering approximately $90,048,367.59 million aggregate principal balance of insurable Mortgage Loans.

99.8

The Radian Guaranty Inc. Master Policy, between Radian Guaranty Inc. and Lehman Brothers Holdings Inc., dated November 26, 2003, ID #03-998065/Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2003-BC12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan
       Title:   Senior Vice President

Dated: November 26, 2003

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of November 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of November 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of November 1,  2003, by and between Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc. in the dual capacities of Master Servicer and Servicer.

99.3

Securitization Servicing Agreement dated as of November 1, 2003, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.4

Securitization Servicing Agreement dated as of November 1, 2003, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer and Sub-Servicing Side Letter Agreement dated as of November 1, 2003 between Lehman Brothers Holdings Inc. and Ocwen Federal Bank FSB.

99.5

Subservicing Agreement dated as of November 1, 2003, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6

Servicing Agreement dated as of November 1, 2003, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.7

Mortgage Guaranty Insurance Corporation (“MGIC”) Master Policy (No. 22-400-4-2723), including Terms and Conditions No. 71-7135 and Endorsements No. 71-7139 (8/94), 71-70165 (2/01), and 71-70178 (7/03) and the MGIC Commitment Certificates covering approximately $90,048,367.59 million aggregate principal balance of insurable Mortgage Loans.

99.8

The Radian Guaranty Inc. Master Policy, between Radian Guaranty Inc. and Lehman Brothers Holdings Inc., dated November 26, 2003, ID #03-998065/Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2003-BC12.